Exhibit 10.2

CONFIRMATION OF EXTENSION PERIOD RENT

This CONFIRMATION OF RENEWAL PERIOD RENT (this "Agreement") is made effective as of the 31st day of March 2023 (the "Effective Date"), by and between PHR WNC, LLC, a Delaware limited liability company ("Landlord"), and PHR WNC OPCO SUB, LLC, a Delaware limited liability company ("Tenant").

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Hotel Lease dated March 29, 2018 (the "Lease") for certain real property located at 1014 Ashes Drive, Wilmington, North Carolina as more particularly described in the lease (the "Land") and all improvements thereon, including the building that is being operated as a hotel, furniture, furnishings equipment, fixtures, and other personal property that is owned by Landlord (the "Leased Property").

WHEREAS, in connection with the automatic extension of Term pursuant to Section 2.2 of the Lease, Landlord and Tenant desire to confirm and agree upon the Base Rent and Percentage Rent during the first Renewal Term of the Lease, in the manner herein set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

1.                  Definitions/Recitals. Terms used but not defined in this Agreement will have the definitions given to them in the Lease. The recitals set forth above are incorporated herein and made a part of this Agreement to the same extent as if set forth herein in full.

2.                  Rent. During the Renewal Term, Rent shall be paid in accordance with the following:

Fixed Rent: Fixed Rent shall be paid monthly in the amounts shown on the table attached hereto as Exhibit A.

Percentage Rent: Percentage Rent shall be paid monthly in the percentages in excess of the corresponding Gross Revenue figure as shown on the table attached hereto as Exhibit B.

Except as provided above, the specific method and timing of payment of Rent under this Section 3 shall continue to be governed by the Lease.

3.                  Ratifications. Except as provided otherwise herein, the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and reaffirm the terms, covenants, premises, warranties, representations and conditions hereof and thereof. The Lease, as amended hereby, shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective heirs, successors, assigns and anyone claiming by, through and under any of them, whether voluntary by act of the parties or involuntary by operation of law.

4.                  Authority. By execution hereof, each of Tenant and Landlord represents and warrants that it has the power to make, deliver and perform under this Agreement.

5.                  Counterpart Execution. This Agreement may be executed in one or more signature page counterparts, each of which, when combined with the remainder of this Agreement, shall constitute one and the same document. Transmission of an executed signature page of this Agreement by email shall be effective to create a binding agreement, but the transmitting party must thereafter provide an original signature page to the other party upon request.

[Signatures appear on next page]

       IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered on the day and year first above written.

LANDLORD:

PHR WNC, LLC,
a Delaware limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

TENANT:

PHR WNC OPCO SUB, LLC,
a Delaware limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

Exhibit A

Fixed Rent

Month/Year	Base rent
4/30/23	67,480
5/31/23	83,997
6/30/23	102,767
7/31/23	114,670
8/31/23	91,687
9/30/23	60,221
10/31/23	59,210
11/30/23	29,300
12/31/23	12,704
1/31/24	12,446
2/29/24	40,169
3/31/24	48,154
4/30/24	69,035
5/31/24	76,824
6/30/24	106,863
7/31/24	117,996
8/31/24	96,749
9/30/24	59,572
10/31/24	53,789
11/30/24	32,415
12/31/24	8,666
1/31/25	12,820
2/28/25	41,374
3/31/25	49,599
4/30/25	71,106
5/31/25	79,128
6/30/25	110,069
7/31/25	121,536
8/31/25	99,651
9/30/25	61,359
10/31/25	55,402
11/30/25	33,388
12/31/25	8,926
1/31/26	13,204
2/28/26	42,615
3/31/26	51,087
4/30/26	73,239
5/31/26	81,502
6/30/26	113,371

7/31/26	125,182
8/31/26	102,641
9/30/26	63,200
10/31/26	57,064
11/30/26	34,389
12/31/26	9,194
1/31/27	13,600
2/28/27	43,894
3/31/27	52,619
4/30/27	75,437
5/31/27	83,947
6/30/27	116,772
7/31/27	128,937
8/31/27	105,720
9/30/27	65,096
10/31/27	58,776
11/30/27	35,421
12/31/27	9,470
1/31/28	6,040
2/29/28	35,253
3/31/28	42,608

Exhibit B

Percentage Rent

Month/Year	Gross Revenue Floor	Percentage Rent
4/30/23	245,328	57.24%
5/31/23	279,084	62.63%
6/30/23	317,186	67.43%
7/31/23	344,698	69.23%
8/31/23	296,107	64.44%
9/30/23	233,408	53.69%
10/31/23	232,198	53.07%
11/30/23	170,066	35.85%
12/31/23	133,736	19.77%
1/31/24	126,179	20.53%
2/29/24	175,701	47.58%
3/31/24	204,380	49.03%
4/30/24	245,694	58.47%
5/31/24	275,273	58.08%
6/30/24	333,984	66.59%
7/31/24	361,530	67.92%
8/31/24	304,452	66.13%
9/30/24	244,385	50.73%
10/31/24	224,871	49.78%
11/30/24	173,902	38.79%
12/31/24	141,698	12.73%
1/31/25	129,964	20.53%
2/28/25	180,972	47.58%
3/31/25	210,512	49.03%
4/30/25	253,065	58.47%
5/31/25	283,531	58.08%
6/30/25	344,003	66.59%
7/31/25	372,376	67.92%
8/31/25	313,585	66.13%
9/30/25	251,717	50.73%
10/31/25	231,617	49.78%
11/30/25	179,119	38.79%
12/31/25	145,949	12.73%
1/31/26	133,863	20.53%
2/28/26	186,401	47.58%
3/31/26	216,827	49.03%
4/30/26	260,657	58.47%

5/31/26	292,037	58.08%
6/30/26	354,323	66.59%
7/31/26	383,547	67.92%
8/31/26	322,993	66.13%
9/30/26	259,268	50.73%
10/31/26	238,565	49.78%
11/30/26	184,492	38.79%
12/31/26	150,327	12.73%
1/31/27	137,879	20.53%
2/28/27	191,993	47.58%
3/31/27	223,332	49.03%
4/30/27	268,477	58.47%
5/31/27	300,798	58.08%
6/30/27	364,953	66.59%
7/31/27	395,053	67.92%
8/31/27	332,682	66.13%
9/30/27	267,046	50.73%
10/31/27	245,722	49.78%
11/30/27	190,027	38.79%
12/31/27	154,837	12.73%
1/31/28	135,048	9.31%
2/29/28	188,051	39.01%
3/31/28	218,747	40.54%